LOCK-UP LETTER

October 15, 2009

Roth Capital Partners, LLC
24 Corporate Plaza
Newport Beach, California 92660

Ladies and Gentlemen:

The undersigned understands that Roth Capital Partners, LLC (“Roth”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with QKL Stores, Inc., a Delaware corporation (the “Company”) providing for the public offering (the “Public Offering”) by Roth of shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”).

To induce Roth to continue its efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Roth, it will not, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus supplement relating to the Public Offering (the “Prospectus”) (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering, provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, or (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member; provided that in the case of any transfer or distribution pursuant to clause (b), (i) each donee or distributee shall sign and deliver a lock-up letter substantially in the form of this letter and (ii) no filing under Section 16(a) of the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Lock-up Period.  In addition, the undersigned agrees that, without the prior written consent of Roth, it will not, during the period commencing on the date hereof and ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

If (i) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless Roth waives such extension.

No provision in this agreement shall be deemed to restrict or prohibit the exercise or exchange by the undersigned of any option or warrant to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into Common Stock, provided that the undersigned does not transfer the Common Stock acquired on such exercise or exchange during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this agreement.  In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called “10b5-1” plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock within the Lock-Up Period).

The undersigned understands that the Company and Roth are relying upon this agreement in proceeding toward consummation of the Public Offering.  The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

The undersigned understands that, if the Underwriting Agreement is not executed by December 1, 2009, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this letter agreement.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions.  Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and Roth.

(Signature pages follow.)

Very truly yours,

Winning State International Ltd.

By:	/s/ Chin YokeYap
Name: Chin Yoke Yap
Title: Director

Address:

c/o QKL Stores Inc.
44 Jingqi Street
Dongfeng Xincun
Sartu District
163311 Daqing, P.R. China

Very truly yours,

/s/ Zhuangyi Wang
Zhuangyi Wang

Address:

c/o QKL Stores Inc.
44 Jingqi Street
Dongfeng Xincun
Sartu District
163311 Daqing, P.R. China

Very truly yours,

/s/ Alan Stewart
Alan Stewart

Address:

c/o QKL Stores Inc.
44 Jingqi Street
Dongfeng Xincun
Sartu District
163311 Daqing, P.R. China

Very truly yours,

/s/ Crystal L. Chen
Crystal L. Chen

Address:

c/o QKL Stores Inc.
44 Jingqi Street
Dongfeng Xincun
Sartu District
163311 Daqing, P.R. China

Very truly yours,

/s/ Limin Zheng
Limin Zheng

Address:

c/o QKL Stores Inc.
44 Jingqi Street
Dongfeng Xincun
Sartu District
163311 Daqing, P.R. China

Very truly yours,

/s/ Gary Crook
Gary Crook

Address:

c/o QKL Stores Inc.
44 Jingqi Street
Dongfeng Xincun
Sartu District
163311 Daqing, P.R. China

Very truly yours,

/s/ Zhiguo Jin
Zhiguo Jin

Address:

c/o QKL Stores Inc.
44 Jingqi Street
Dongfeng Xincun
Sartu District
163311 Daqing, P.R. China

Very truly yours,

/s/ Chaoying Li
Chaoying Li

Address:

c/o QKL Stores Inc.
44 Jingqi Street
Dongfeng Xincun
Sartu District
163311 Daqing, P.R. China